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                                                          Exhibit 23.5


INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Citadel Broadcasting Company on Form S-4 of our report dated March 28, 1997 relating to the consolidated financial statements of Tele-Media Broadcasting Company and its partnership interests, appearing in the Prospectus, which is part of this registration statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.


                                                 /s/ Deloitte & Touche, LLP

Pittsburgh, Pennsylvania
September 30, 1997